TCW METROPOLITAN WEST FUNDS

TCW MetWest Investment Grade Credit Fund (the “Fund”)

(I Share: MWIGX; M Share: MWISX)

Supplement dated September 12, 2024 to the Prospectus and

the Summary Prospectus, each dated July 29, 2024, and

the Registration Statement on Form N-14 dated July 12, 2024

This supplement provides new and additional information beyond that contained in the Prospectus and the Summary Prospectus and any previous supplements and to the Prospectus/Information Statement pertaining to the Reorganization (as defined below). It should be retained and read in conjunction with the Prospectus and the Summary Prospectus and any previous supplements and the Prospectus/Information Statement.

As previously announced, on April 8, 2024, the Board of Trustees of the Fund approved a form of Agreement and Plan of Reorganization to reorganize the Fund with and into TCW Investment Grade Credit ETF, a series of TCW ETF Trust (the “Reorganization”). After further consideration and upon the recommendation of the Fund’s investment adviser, on September 9, 2024, the Board of Trustees of the Fund determined that proceeding with the Reorganization is no longer in the best interests of the Fund and its shareholders. Accordingly, the Board approved the termination of the Agreement and Plan of Reorganization for the Reorganization and the Reorganization will not occur. The Fund is expected to continue to operate as a series of TCW Metropolitan West Funds.

Shareholders should retain this Supplement for future reference.